UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X ]

Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Jewett Cameron Trading Company Ltd.

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Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Title of each class of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Form, Schedule or Registration Statement No.:

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Date Filed:

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JEWETT-CAMERON TRADING COMPANY LTD.
P.O. Box 1010
32275 N.W. Hillcrest
North Plains, Oregon   97133 USA
Telephone (503) 647-0110
Facsimile (503) 647-2272

NOTICE OF ANNUAL GENERAL MEETING

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual General Meeting (the "Meeting") of the shareholders of  Jewett-Cameron Trading Company Ltd. (the "Company") will be held at 700 – 401 West Georgia Street, Vancouver, British Columbia, at 10:00 a.m. (Vancouver time) on Friday, March 9, 2007 for the following purposes:

1.

To receive the audited financial statements of the Company for the year ended August 31, 2006 and the report of the auditors thereon;

2.

To determine the number of directors for the ensuing year at four;

3.

To elect directors for the ensuing year;

4.

To re-appoint auditors for the ensuing year and to authorize the directors to fix the remuneration of the auditors;

5.

To confirm, ratify and approve all actions of the Directors and Officers carried out on behalf of the Company during the preceding year;

6.

To consider a proposal to split (three for two) the Company’s outstanding shares of common stock;

7.

To consider any permitted amendment to or variation of any matter identified to any matter identified in the Notice of Meeting;

8.

To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

DATED at Vancouver, British Columbia, this 22nd day of January, 2007.

By Order of the Board of Directors

"Donald M. Boone""

President and Director

A holder of Common Shares of record at the close of business on Wednesday, January 31, 2007, will be entitled to vote at the Meeting unless the shareholder has transferred any Common Shares after that date and the transferee properly establishes ownership of such Common Shares and demands, prior to the commencement of the Meeting, that the transferee’s name be included in the list of shareholders eligible to vote at the Meeting.  All shareholders are cordially invited to attend the Meeting. Shareholders who are unable to attend the Meeting in person are urged to complete, date and sign the enclosed form of proxy and return it to the Company’s transfer agent in the enclosed envelope or by facsimile to 1 (866) 249-7775 (North America) or (416) 263-9524 (Outside North America). To be effective, the completed form of proxy must be received by the Company’s transfer agent, Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1 before 5:00 p.m. (Toronto time) on March 7, 2006. The return of the form of proxy will not affect your right to vote in person if you attend the Meeting. The Company's Management Information Circular, the form of proxy and the supplemental mailing card accompany this Notice. The Management Information Circular is deemed to form part of this Notice.

JEWETT-CAMERON TRADING COMPANY LTD.

P.O. Box 1010
32275 N.W. Hillcrest
North Plains, Oregon   97133 USA
Telephone (503) 647-2272
Facsimile (503) 647-0110

MANAGEMENT INFORMATION CIRCULAR AS AT JANUARY 22, 2007

SOLICITATION OF PROXIES

THIS MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE MANAGEMENT OF JEWETT-CAMERON TRADING COMPANY LTD. (the "Company") for use at the Annual General Meeting of holders of common shares of the Company (the "Common Shares") to be held on March 9, 2007 and any adjournment thereof, for the purposes set forth in the attached Notice of Meeting.  Except where otherwise indicated, the information contained is stated as of December 31, 2006.

It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally, by advertisement or by telephone, by directors, officers or employees of the Company without special compensation, or by the Company’s transfer agent, Computershare Trust Company of Canada, at nominal cost. The cost of solicitation will be borne by the Company.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy are officers or directors of the Company and were designated by the management of the Company ("Management Proxyholder").  A shareholder desiring to appoint some other person ("Alternate Proxyholder") to represent him/her at the Meeting may do so either by striking out the printed names and inserting such other person's name or by completing another proper form of proxy.  The form of proxy should be dated and executed by the shareholder or an attorney authorized in writing, with proof of such authorization attached where an attorney executed the proxy form.  A person appointed as proxyholder need not be a shareholder of the Company.

All completed proxy forms must be deposited with Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, Facsimile: 1(866) 249-7775 (North America) or (416) 263-9524 (Outside North America) not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or the adjournment thereof at which the proxy is to be used.

A person or company whose name appears on the books and records of the Company as a holder of Common Shares is a registered shareholder. A non-registered shareholder is a beneficial owner of Common Shares whose shares are registered in the name of an intermediary (such as a bank, trust company, securities dealer or broker, or a clearing agency in which an intermediary participates).

REGISTERED SHAREHOLDERS

A registered shareholder can vote Common Shares owned by it at the Meeting in one of two ways – either in person at the Meeting or by proxy. A registered shareholder who wishes to vote in person at the Meeting should not complete or return the form of proxy included with this Circular. Those registered shareholders choosing to attend the Meeting will have their votes taken and counted at the Meeting. A registered shareholder who does not wish to attend the Meeting or does not wish to vote in person should properly complete and deliver the enclosed form of proxy, and the Common Shares represented by the shareholder’s proxy will be voted or withheld from voting in accordance with the instructions indicated on the form of proxy, or any ballot that may be called at the Meeting or any adjournment thereof.  A registered shareholder may submit his or her proxy by mail or by facsimile in accordance with the instructions below.

Voting by Mail. A registered shareholder may vote by mail by completing, dating and signing the enclosed form of proxy and returning it using the envelope provided or otherwise to the attention of the Proxy Department of Computershare Trust Company of Canada, the Company’s transfer agent, at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1.

Voting by Facsimile. A registered shareholder may vote by facsimile by completing, dating and signing the enclosed form of proxy and returning it by facsimile to Computershare Trust Company of Canada at 1 (866) 249-7775 (North America) or (416) 263-9524 (Outside North America).

To be effective, a proxy must be received by Computershare Trust Company of Canada no later than 5:00 p.m. (Toronto time) on March 7, 2007 or, if the Meeting is adjourned, 48 hours (Saturdays, Sundays and holidays excepted) prior to the time of holding of the Meeting or any adjournment thereof.

NON-REGISTERED SHAREHOLDERS

The Company has distributed copies of this Management Information Circular and accompanying Notice of Meeting to intermediaries for distribution to non-registered shareholders. Unless the non-registered shareholder has waived his or her rights to receive these materials, an intermediary is required to deliver them to the nonregistered shareholder and to seek instructions on how to vote the Common Shares beneficially owned by the non-registered shareholder. In many cases, intermediaries will have used a service company to forward these Meeting materials to non-registered shareholders.  Non-registered shareholders who receive these Meeting materials will typically be given the ability to provide voting instructions in one of two ways.  Usually a non-registered shareholder will be given a voting instruction form which must be completed and signed by the non-registered shareholder in accordance with the instructions provided by the intermediary. In this case, a non-registered shareholder cannot use the mechanisms described above for registered shareholders and must follow the instructions provided by the intermediary (which in some cases may allow the completion of the voting instruction form by telephone or the Internet).  Occasionally, however, a non-registered shareholder may be given a proxy that has already been signed by the intermediary. This form of proxy is restricted to the number of Common Shares beneficially owned by the non-registered shareholder but is otherwise not completed. This form of proxy does not need to be signed by the non-registered shareholder. In this case, the non-registered shareholder can complete the proxy and vote by mail or facsimile only, as described above.  These procedures are designed to enable non-registered shareholders to direct the voting of their Common Shares. Any non-registered shareholder receiving either a form of proxy or a voting instruction form who wishes to attend and vote at the Meeting in person (or have another person attend and vote on their behalf), should strike out the names of the persons identified in the form of proxy as the proxyholder and insert the non-registered shareholder’s (or such other person’s) name in the blank space provided or, in the case of a voting instruction form, following the corresponding instructions provided by the intermediary. In either case, the non-registered shareholder should carefully follow the instructions provided by the intermediary.

REVOCATION OF PROXY

A proxy may be revoked, before it is exercised, either by:

(a)

signing a proxy bearing a later date or signing and dating a written notice of revocation (in the same manner as the proxy is required to be executed as set out in the notes to the proxy), and depositing it at the time and place specified above for the proxy; or

(b)

registering in person with the Scrutineer at the Meeting prior to the start of the Meeting.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the Common Shares, as directed by a shareholder on the proxy, on any ballot that may be called for.  In the absence of any such direction, the Management Proxyholders will vote IN FAVOUR of matters described in the proxy; an Alternate Proxyholder has discretion to vote the Common Shares as he or she chooses.

The enclosed form of proxy confers discretionary authority upon the proxy holder with respect to each matter or group of matters identified therein for which a choice is not specified, amendments or variations to matters identified in the Notice of Meeting and other matters which may properly come before the Meeting.  At present, management of the Company knows of no such amendments or variations or other matter that may come before the Meeting.

EXERCISE OF DISCRETION BY PROXYHOLDER

The information set forth in this section is of significant importance to many shareholders of the Company, as a substantial number of shareholders do not hold Common Shares in their own name.  Beneficial shareholders should note that only Proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of Common Shares can be recognized and acted upon at the Meeting.

If Common Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those Common Shares will not be registered in the shareholder’s name on the records of the Company.  Such Common Shares will more likely be registered under the names of the shareholder’s broker or an agent of that broker.  In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada under the name of CDS & Co. (the registration name for the Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of shareholders meetings unless the Beneficial Shareholders have waived the right to receive meeting material.  Every intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their Common Shares are voted at the Meeting.

If you are a Beneficial Shareholder, the form of proxy supplied to you by your broker (or its agent) is similar to the form of Proxy provided to registered shareholders by the Company.  However, its purpose is limited to instructing the intermediary how to vote on your behalf.  The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services (“ADP”) in the United States and in Canada.  ADP mails a voting instruction form in lieu of a proxy provided by the Company.  The voting instruction form will name the Management Designees to represent you at the Meeting.  You have the right to appoint a person (who need not be a shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting.  To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form.  The completed voting instruction form must then be returned to ADP by mail or facsimile or given by ADP by phone or over the internet, in accordance with ADP’s instructions.  ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Common Shares to be represented at the Meeting.  If you receive a voting instruction form from ADP, you cannot use it to vote Common Shares directly at the Meeting.  It must be returned to ADP well in advance of the Meeting in order to have the Common Shares voted.

Although, as a Beneficial Shareholder, you may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of your broker (or agent of your broker),  you may attend at the Meeting as proxy holder for your broker and vote the Common Shares in that capacity.  If you wish to attend at the Meeting and indirectly vote your Common Shares as proxy holder for your broker or have a person designated by you to do so, you should enter your name, or the name of the person you wish to designate, in the blank space on the voting instrument form provided to you and return the same to your broker (or your broker’s agent) in accordance with the instructions provided by your broker (or agent), well in advance of the Meeting.

Alternatively, you may request in writing that your broker send you a legal Proxy which would enable you, or a person designated by you, to attend at the Meeting and vote you’re Common Shares.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company, nor any person who has held such a position since the beginning of the last completed financial year end of the Company, nor any proposed nominee for election as a  director of the Company, nor any associate or affiliate of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting other than the appointment of the auditor, the election of directors, and as set out herein.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

On December 31, 2006 there were 1,584,859 Common Shares issued and outstanding, each share carrying the right to one vote.  The Company has no other classes of voting securities.

The Board of Directors of the Company has fixed January 31, 2007 as the record date (the "Record Date") for determination of persons entitled to receive notice of the Meeting.  Only shareholders of record at the close of business on the Record Date who either attend the Meeting personally or complete, sign and deliver a form of proxy in the manner and subject to the provisions described above, will be entitled to vote or to have their shares voted at the Meeting, except to the extent that

(a)

the shareholder has transferred the ownership of any such share after the record date; and

(b)

the transferee produces a properly endorsed share certificate for or otherwise establishes ownership of any of the transferred shares and makes a demand to Computershare Trust Company no later than 10 days before the Meeting that the transferee's name be included in the list of shareholders in respect thereof.

To the knowledge of the directors and senior officers of the Company, the beneficial owners or persons exercising control or direction over shares carrying more than 5% of the outstanding voting rights (on a fully diluted basis) are:

Name	Number of Voting Securities	Percentage(1)
Donald M. Boone	384,585	24.3%
Michael C. Nasser	208,893	13.2%
Jewett-Cameron Trading Co. Ltd. Employee Stock Ownership Plan, In Trust	257,782	16.3%

(1)

Based on 1,584,859 Common Shares issued and outstanding.

The following documents filed with the securities commissions or similar regulatory authority in British Columbia, Ontario and outside of Canada are specifically incorporated by reference into, and form an integral part of, this information Circular:

(a)

audited financial statements  for the year ended August 31, 2006;

(b)

auditors report thereon; and

(c)

management discussion and analysis for the year ended August 31, 2006.

Copies of documents incorporated by reference herein may be obtained by a shareholder upon request without charge from the Corporate Secretary of the Company at 32275 NW Hillcrest, P.O. Box 1010, North Plains, Oregon, USA 97133.  These documents are also available through the Internet on SEDAR, which can be accessed at www.sedar.com, and on EDGAR, which can be accessed at www.sec.gov.

VOTES NECESSARY TO PASS RESOLUTIONS

A simply majority of affirmative votes cast at the Meeting is required to pass the resolutions described herein.  If there are more nominees for election as directors or appointment of the Company’s auditor than there are vacancies to fill, those nominees receiving the greatest number of votes will be elected  or appointed, as the case may be, until all such vacancies have been filled.  If the number of nominees for election or appointment is equal to the number of vacancies to be filled, all such nominees will be declared elected or appointed by acclamation.

ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of four directors and it is intended to elect four directors for the ensuing year.

The term of office of each of the current directors will end at the conclusion of the Meeting.  Unless the director’s office is earlier vacated with the provisions of the British Columbia Business Corporations Act (“BCA”) or the Articles of the Company, each director elected will hold office until the conclusion of the next annual general meeting of the Company, or if no director is then elected, until a successor is elected.

The following table sets out the names of management’s nominees for election as directors, all major offices and positions with the Company and any of its significant affiliates each now holds, each nominee’s principal occupation, business or employment, the period of time during which each has been a director of the Company, any committees of the Company on which serves and the number of Common Shares of the Company beneficially owned by each, directly or indirectly, or over which each exercised control or direction, as at August 31, 2006.

Nominee Position with the Company and Province/State and Country of Residence	Occupation, Business or Employment	Period as a Director of the Company	Committee Membership	Common Shares Beneficially Owned or Controlled
Donald M. Boone Director, President, CEO, Treasurer Oregon, USA	President, CEO and Treasurer of the Company; President of MSI-Pro Company; President and Treasurer of Jewett-Cameron Seed Co.; President and Treasurer of Jewett-Cameron Lumber Corporation; Secretary of Greenwood Products, Inc.	Since July 9, 1987	None	390,088
Ted Sharp Director Oregon, USA	Certified Public Accountant; Corporate Controller, Cherry City Electric; former Corporate Controller and Operations Analyst at SpectraSite/Cord Communications	Since August 9, 2004	Chair, Audit Committee	0
Richard Cheong Director Oregon, USA	Executive Vice President, Chief Financial Officer and Operations Officer, American Pacific Bank from 1991 to 2004.	Since January 5, 2007	Audit Committee	0
Jeff Wade Nominee Oregon, USA	Project Management and Consulting 2000 through the present. Previously Finance Director of Novell Inc.	Nominee	Nominee - Audit Committee	0

Notes:

(1)

The information as to principal occupation, business or employment and Common Shares beneficially owned or controlled is not within the knowledge of the management of the Company and has been furnished by the respective nominees.  Each nominee has held the same or similar principal occupation with the organization indicated or a predecessor thereof for the last five years.

(2)

The number of shares beneficially owned by the above nominees for directors, directly or indirectly, is based on information furnished by Computershare Trust Company of Canada, the registrar and transfer agent of the Company, and by the nominees themselves.

All of the nominees listed above (Donald M. Boone, Ted Sharp, Richard Cheong and Jeff Wade are residents of the USA.

To the knowledge of the Company, no other proposed director is, or has, within the 10 years before the date of this information Circular, been a director or executive officer of any company that, while that person was acting in that capacity.

(a)

was the subject of a cease trade order or similar order or an order that denied relevant company access to any exemptions under securities legislation, for a period of more than 30 consecutive days; or

(b)

was subject to an event that resulted, after the director or executive officer ceased to be a director or executive officer, in the company being the subject of a cease trade or similar order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days; or

(c)

within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Business Experience

The business experience of each of the above-named directors, executive officers and significant employees, as furnished by each such person, is set out below:

Donald M. Boone, Director, President, CEO and Treasurer of Jewett-Cameron Trading Company Ltd., since July 1987.  President and Treasurer of Jewett-Cameron Lumber Corporation, since September 1984. President and Treasurer of Jewett-Cameron Seed Company, since 2000.  President of MSI-Pro Company, since 1996. Secretary of Greenwood Products, Inc., since 2002.

Daniel R. McDonell, Chief Financial Officer of Jewett-Cameron Trading Company Ltd., since June 2006.  Prior to that he was Securitization Manager with Wilshire Credit Corporation and from 2003 to 2005 he was Controller for Tribune Broadcast Holdings.  He was also Controller for Airgas, Inc, for the Northwest region.

Michael C. Nasser, Secretary of Jewett-Cameron Trading Company Ltd., since July 1987.  Sales Manager of Jewett-Cameron Lumber Company, since December 1984.  Secretary of Jewett-Cameron Seed Company, since 2000. Secretary and Treasurer of MSI Pro Company, since 1996.  Secretary of Jewett-Cameron Lumber Corporation, since 1984.

Ted Sharp, Director of Jewett-Cameron Trading Company Ltd. since August 2004.  Certified Public Accountant, since 1978.  Corporate Controller, Cherry City Electric of Salem, Oregon, since August 2002.  Prior to that, he was Corporate Controller Operations Analyst at SpectraSite Communications/Cord Communications of Tualatin, Oregon.

Richard Cheong, Director of Jewett-Cameron Trading Company Ltd., since January 5th, 2007.  Prior to that he was Executive Vice President, Chief Financial Officer and Operations Officer at American Pacific Bank from 1991 until its acquisition by Riverview Bancorp in 2004.

Jeff Wade, Nominee for Director of Jewett-Cameron Trading Company Ltd.   Project Management and Consulting for various U.S. equity holding companies. Previous Finance Director of Novell Inc. for seven years.

EXECUTIVE COMPENSATION

Executive Compensation

In this section "Named Executive Officer" means the Chief Executive Officer, the Chief Financial Officer, and each of the three most highly compensated executive officers, other than the Chief Executive Officer and Chief Financial Officer, who were serving as executive officers at the end of the most recently completed fiscal year and whose total salary and bonus exceeds $150,000CDN as well as any additional individuals for whom disclosure would have been provided except that the individual was not serving as an officer of the Company at the end of the most recently completed financial year end.

Donald M. Boone, the Company’s President, CEO and Treasurer, Daniel R. McDonell, the Company’s CFO, and Michael Nasser, the Company’s Secretary, are the “Named Executive Officers” of the Company for the purposes of the following disclosure.  The compensation (in U.S. dollars) paid to the Named Executive Officers during the Company’s three most recently completed financial years is as set out below:

Summary Compensation Table

Named Principal Position	Year	Annual Compensation			Long Term Compensation			All Other Compen- sation ($)
		Salary (US$)	Bonus (US$)	Other Annual Compen-sation ($)	Securities Under Option/ SARs Granted ($)	Restricted Shares/ Units Awarded ($)	LTIP Payouts ($)
Donald M. Boone President/CEO/ Treasurer	2006 2005 2004	$36,000 $36,000 $36,000	- - -	- - -	- - -	- - -	- - -	$3,600 $2,880 $3,258
Daniel R. McDonell CFO	2006 2005 2004	$21,000 - -	- - -	- - -	- - -	- - -	- - -	- - -
Michael Nasser Secretary	2006 2005 2004	$177,000 $177,000 $177,000	$54,225 $30,441 -	- - -	- - -	- - -	- - -	$10,000 $8,000 $9,300

Notes:

1.

Mr. Boone has acted as President, CEO and Treasurer since July 1987.

2.

Mr. McDonell has acted as CFO since June 2006. Annual Compensation is pro-rated through fiscal year end August 31, 2006.

3.

Mr. Nasser has acted as Secretary since July 1987.

There was no other compensation paid to the executive officers during the most recently completed fiscal year ended August 31, 2006, other than the compensation expenses of the Common Shares credited to the Named Executive Officers pursuant to the Employee Stock Ownership Plan and contributions to the Company's 401K Plan.

Long-Term Incentive Plan Awards

Long-term incentive plan awards ("LTIP") means "any plan providing compensation intended to serve as an incentive for performance to occur over a period longer than one financial year, whether performance is measured by reference to financial performance of the Company or an affiliate, or the price of the Company's shares, but does not include option or stock appreciation rights plans, or plans for compensation through restricted shares or units that are subject to restrictions or resale".

The Company did not award any LTIPs to any Named Executive Officer during the most recently completed financial year.

Share Options

Stock appreciation rights (“SARS”) means a right, granted by the Company or any of its subsidiaries as compensation for services rendered or in connection with office or employment, to receive a payment of cash or an issue or transfer of shares based wholly or in part on changes in the trading price of the Company’s shares.  No SARS were granted to, or exercised by, any Named Executive Officers or any directors during the most recently completed fiscal year.

The Company may grant stock options to purchase Common Shares to directors, officers and employees on terms and conditions in accordance with the policies of the Toronto Stock Exchange.  There is no formal written stock option plan for these stock options.

Individual stock options (not granted pursuant to the Plan) for up to 10% of the number of the issued and outstanding Common Shares may be granted from time to time, provided that stock options in favour of any one individual may not exceed 5% of the issued and outstanding Common Shares.

The Company has previously granted incentive stock options to directors and officers and may do so again as the directors consider advisable.

Shareholder approval was given, a year ago, approving the granting of incentive stock options to directors, officers and employees of the Company pursuant to individual stock option agreements.

The Company granted, October 4, 2006, 5,000 incentive stock options to each of our independent directors. No share options were granted during the fiscal year ended August 31, 2006. At August 31, 2006, no options were outstanding.

Name (A)	Securities Acquired on Exercise (B)	Aggregate Value Realized (C)	Unexercised Option/SARS at FY-End (#) Exercisable/Unexercisable	Value of Unexercised in-the-Money Options/SARS at FY-End Exercisable/Unexercisable
Donald Boone	52,500	$117,500	-	-
Daniel McDonell	-	-	-	-
Michael Nasser	52,500	$137,364	-	-

No share options were repriced on behalf of the Named Executive Officers during the fiscal year ended August 31, 2006.

Pension Arrangements

The Company does not have any pension arrangements in place for the Named Executive Officer.

Termination of Employment, Change in Responsibilities or and Employment Contracts

There are no employment contracts between the Company and any Named Executive Officer.

There are no compensatory plan(s), contract(s) or arrangement(s), where any Named Executive Officer is entitled to receive more than $100,000 from the Company, including periodic payments or instalments, resulting from the resignation, retirement or any other termination of employment of a Named Executive Officer's employment or from a change of control of the Company or from a change of a Named Executive Officer's responsibilities following a change in control.

REPORT ON EXECUTIVE COMPENSATION

The Company has no Compensation Committee and the entire Board of Directors (the "Board") performs equivalent functions.  As at the end of the fiscal year on August 31, 2006, the Board of Directors was comprised of Donald Boone, Alexander Korelin, James Schjelderup, and Ted Sharp.  As disclosed above, Donald Boone is also the President, CEO and Treasurer of the Company, and thus does not vote on any compensation from the Company to himself.

As in prior years, judgments regarding executive compensation for fiscal 2006 were based primarily upon the Board's assessment of each executive officer’s leadership performance and potential to enhance long-term shareowner value.  The Board relies upon judgment and not upon rigid guidelines or formulas or short-term changes in the share price in determining the amount and mix of compensation elements for each executive officer.

Key factors affecting the Board's judgment included the nature and scope of the executive officers’ responsibilities, their effectiveness in leading the Company's initiatives to increase customer value, productivity, growth, compliance with applicable law and the Company's ethics policies.

Based upon all the factors the Board considered relevant, and in light of the Company's strong financial and operating performance, the Board believes it was in the shareholders’ best long-term interest for the Company to ensure that the overall level of salary is commensurate with overall performance.

The Board's decisions concerning the specific 2006 compensation elements for individual executive officers, including the Chief Executive Officer, considered each executive officers level of responsibility, performance and current salary. As noted above, in all cases the specific decisions involving 2006 executive officer compensation were ultimately based upon the Board's judgment about the individual executive officer’s performance and potential future contributions; and about whether each particular payment or award would provide an appropriate incentive and reward for performance that sustains and enhances long-term shareowner value.

The Board's basis for Mr. Boone’s compensation as President/CEO/Treasurer was set many years ago. His compensation has remained unchanged at his request and remains below competitive rates paid similar executives.

Mr. McDonell joined the Company in June of 2006 and was not included in the compensation review.

The Board's basis for Mr. Nasser’s compensation (Corporate Secretary) included the following factors and criteria, both qualitative and quantitative.  The Board considered his level of pay appropriate for the following reasons: his execution of the Company's strategy to change its portfolio of businesses to enhance long-term investor value through better profit margins and higher returns on equity; his actions to ensure that the Company has a strong capital structure and cash flow; his role in leading the Company to solid financial results in a challenging economic environment; and his leadership in driving growth initiatives and reorganizing the Company's businesses around markets to simplify its operations and strengthen the relationships with its customers.  He received a discretionary bonus in 2006 and 2005.

Submitted by the Board of Directors:

Donald Boone

James Schjelderup
Ted Sharp

Richard Cheong

Performance Graph

The company is listed on both the NASDAQ Capital Market (U.S.) and the Toronto Stock Exchange under the symbols JCTCF and JCT, respectively.  The following graph compares the yearly percentage change in the Company’s cumulative total stockholder return on its Common Shares with the cumulative total return on the S&P 500 Index (the “S&P 500”)and the S&P/TSX Composite Index (the “S&P/TSX Index”) over the period from the August 31, 2001 through August 31, 2006.  The graph illustrates the cumulative return on a $100 investment in Common Shares made on August 31, 2001 as compared with the cumulative return on a $100 investment in the S&P 500 and the S&P/TSX Index made on August 31, 2001.  Dividends declared on Common Shares are assumed to be reinvested.  The Common Share performance as set out in the graph does not necessarily indicate future price performance.

	2001	2002	2003	2004	2005	2006
JCTCF	100	140.32	83.51	95.08	142.54	172.86
S&P 500	100	80.81	88.92	97.41	107.65	115.03

	2001	2002	2003	2004	2005	2006
JCT	100	140.32	83.51	95.08	142.54	172.86
S&P/TSE	100	89.36	101.50	113.21	144.19	163.17

Compensation of Directors

Except as set out above, no director of the Company who is not a Named Executive Officer has received, during the most recently completed financial year, compensation pursuant to:

(a)

any standard arrangement for the compensation of directors for their services in their capacity as directors, including any additional amounts payable for committee participation or special assignments;

(b)

any other arrangement, in addition to, or in lieu of, any standard arrangement, for the compensation of directors in their capacity as directors except for the granting of stock options; or

(c)

any arrangement for the compensation of directors for services as consultants or experts.

As disclosed above, the Company may grant incentive stock options to directors of the Company from time to time.  During the most recently completed financial year, the Company did not grant stock options to directors of the Company.

On October 4, 2006 5,000 incentive stock options were granted to each of our independent directors.  At December 31, 2006, 15,000 stock options were outstanding.

EQUITY COMPENSATION PLAN INFORMATION

Employee Stock Ownership Plan

Effective August 31, 1995, the Company established an Employee Stock Ownership Plan ( the "ESOP") pursuant to the Employee Retirement Income Security Act of 1974 (United States) for the benefit of all U.S. employees who were employed by the Company on August 31 and who had at least 1,000 hours with the Company during fiscal 1995.  The establishment of the ESOP resulted in the Company forming a trust, which purchased from the Company's treasury 90,000 (as then constituted) Common Shares at a price of (Cdn) $5.00 per share on August 31, 1995.

The ESOP covers all U.S. employees who are employed by the Company on August 31st of each year and who have at least one thousand hours with the Company in the twelve months preceding that date.  The ESOP grants to participants in the ESOP certain ownership rights in, but not possession of, the Common Shares of the Company held by the Trustee of the Plan.  The Company’s CEO is the Trustee for the ESOP. Common Shares are allocated annually to participants in the ESOP pursuant to a prescribed formula. The amount of Common Shares allocated to each employee is equal to the employee's portion of the Company's overall payroll expressed in percentage terms.   The Company records compensation expense equal to the market price of the Common Shares acquired on the open market.  There are no un-funded liabilities.

On February 17, 2003, shareholders approved the issuance of up to 150,000 common shares to the ESOP.

The ESOP compensation expense (in U.S. dollars) was $123,786, $182,141, $143,220, $143,050 and $155,051 for fiscal 2006/2005/2004/2003/2002, respectively. The ESOP shares allocated were 282,040, 267,323, 272,089, 245,375 and 221,561 for fiscal 2006/2005/2004/2003/2002, respectively.

The Named Executive Officers are participants in the ESOP.  As at the fiscal year-end of August 31, 2006, 231.40 Common Shares were credited to Mr. Boone's account and 642.79 shares were credited to Mr. Nasser's account with the ESOP.  Mr. McDonell was not eligible to participate in the ESOP.  Under the terms of the ESOP, 100% of these shares are vested with the participants.

The following table sets out equity compensation plan information as at year ended August 31, 2006 for the ESOP.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted-average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (Excluding securities reflected to in column (A)) (C)
Equity compensation plans approved by shareholders	282,040	-	-
Equity compensation plans not approved by shareholders	-	-	-
Total	282,040	-	-

401K Plan

The Company has a 401K plan (the "401K Plan"), the terms of which call for the Company to contribute 3% of the first $100,000 of each of its employee’s income to the 401K Plan.  The Company’s aggregate contribution to the 401K Plan was $67,113, $64,863, $68,142, $69,754 and $75,035 for fiscal 2006/2005/2004/2003/2002, respectively.  There are no un-funded liabilities.

The contributions (in U.S. dollars) for Mr. Boone were $1,080, $1,080, $1,080, $990, and $1,080 for fiscal 2006/2005/2004/2003/2002, respectively and for Mr. Nasser were $3,000, $3,000, $3,000, $3,000, and $3,000 for fiscal 2006/2005/2004/2003/2002, respectively.   Mr. McDonell was not eligible to participate in the 401-K Plan.

MANAGEMENT CONTRACTS

There are no management functions of the Company which are to any substantial degree performed by a person or company other than the directors or executive officers of the Company or its subsidiaries.

INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

No director, executive officer, employee or former director, executive officer or employee of the Company was indebted to the Company as at the date hereof or at any time during the most recently completed financial year of the Company.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Alexander (Al) B. Korelin, a director of the Company, is a principal of A.B. Korelin & Associates, Inc. of Vancouver, Washington, who provided regulatory consulting services to the Company in the amount of $4,675 (U.S.) in fiscal 2006.  Mr. Korelin, no longer a Director, ceased providing consulting to the Company early in the first quarter of 2006.

To the knowledge of management of the Company, no insider or nominee for election as a director of the Company nor any associate or affiliate of any insider or nominee for election as a director had any material interest in any transaction since the commencement of the Company's most recently completed financial year or in any proposed transaction which, in either case, has materially affected or would materially affect the Company or any of its subsidiaries.

CORPORATE GOVERNANCE DISCLOSURE

Effective June 30, 2005, the securities regulatory authorities in Canada adopted National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101") and National Policy 58-201 – Corporate Governance Guidelines (“NP 58-201”). NP 58-201 contains a series of guidelines for effective corporate governance. The guidelines deal with such matters as the constitution and independence of corporate boards, their functions, the effectiveness and education of board members and other items dealing with sound corporate governance. These new guidelines have replaced the guidelines provided by the Toronto Stock Exchange.

The Company is also subject to the requirements of the U.S. Sarbanes-Oxley Act and requirements of Nasdaq and comparable requirements under Canadian provincial securities legislation, including those relating to the certification of financial and other information by the Company’s chief executive officer and chief financial officer; oversight of the Company’s external auditors; enhanced independence criteria for audit committee members, the pre-approval of permissible non-audit services to be performed by the Company’s external auditors; and the establishment of procedures for the anonymous submission of complaints regarding the Company’s accounting practices (commonly known as whistle blower procedures). The Company will establish a whistleblower program in 2007.

The Company's Board of Directors (the "Board of Directors" or "Board") believes that sound corporate governance practices are essential to the effective, efficient and prudent operation of the Company and to the enhancement of shareholder value. Frequency of meetings may be increased and the nature of the agenda items may be changed depending on the state of the Company’s affairs and in light of opportunities and risks which the Company faces. The directors are kept informed of the Company’s operations at these meetings as well as through reports and discussions with management.

Pursuant to the requirements of NI 58-101, the Company is now required to provide disclosure in this Management Information Circular of its corporate governance practices in accordance with Form 58-101F1 which follows.

Board of Directors

The majority of the members of the Company’s Board of Directors are independent within the meaning of NI 58-201.  Mr. Sharp, Mr. Cheong and Mr. Schjelderup are independent. Mr. Wade (nominee) will replace Mr. Schjelderup on the Board. The Board facilitates open and candid discussion among its independent directors by encouraging active participation in Board discussions and prompting them for their input on all issues brought before the Board.

Mr. Boone acts as the Chair of the Board of Directors.  Mr. Boone is not independent as he is also an officer of the Company. As Chair, Mr. Boone is responsible for chairing all meetings of the Board, providing leadership to the Board, managing the Board, acting as a liaison between the Board and management and representing the Company to external groups.

The Board of Directors provides leadership for its independent directors by ensuring that they understand their responsibilities and those of management and by encouraging the Board to work as a cohesive team.

None of the directors of the Company are directors of any other reporting issuers.

The following table summaries the attendance record of each director for each meeting of the directors since September 1, 2005 until December 31, 2006:

Name	Number of Meetings Attended	Percentage of Meetings
Donald M. Boone	9	100%
James R. Schjelderup (1)	1	11.1%
Ted Sharp	8	88.9%

(1)  Mr. Schjelderup will be replaced on the Board and Audit Committee by Mr. Wade, upon election at the annual meeting.

The Board also passed written resolutions on one occasion during the past fiscal year signed by all of the directors.

Board Mandate

The Board of Directors does not have a written mandate.  The Board is responsible for the general supervision of the management of the business. The Board will discharge its responsibilities directly and through a committee, currently consisting of the Audit Committee. The Board meets frequently to review the business operations, corporate governance and financial results of the Company.

Position Descriptions

The Board of Directors has not developed written position descriptions for the Chair of the Board of Directors and the Chief Executive Officer.  The Chair of the Board chairs all meetings of the directors and shareholders, sets the agenda for directors meetings, and initiates the calling of directors meetings and acts as a liaison between the Board and other members of management.  The Chief Executive Officer’s primary role is to manage the Company in an effective, efficient and forward-looking way and to fulfill the priorities, goals and objectives determined by the Board in the context of the Company's plans, and responsibilities, with a view to increasing shareholder value. The Chief Executive Officer is responsible to the Board.

The Board of Directors has not adopted position descriptions for the chair of the Audit Committee. However, the chair of the committee is responsible on an informal basis for ensuring that an agenda is set for each applicable meeting held and that such committee properly discharges its mandate.

Orientation and Continuing Education

The Board is responsible for establishing measures in connection with orienting new Board members regarding the role of the Board, its directors, the committee of the Board and the nature and operation of the Company’s business. The Board will consider making recommendations from time to time regarding the provision of continuing education for its Board members.

Code of Business Conduct and Ethics

The Company and the Board of Directors are committed to maintaining the highest standards of business conduct and ethics. The Board has adopted a code of business conduct and ethics for its directors and officers, reflecting the business practices and principles of behavior that support this commitment and in respect of which it monitors compliance. It is also available on the Company's Website. A copy of the Code is also available on request from the Company’s head office. There have been no material deviations from the Code requiring the filing of a material change report since its implementation.

Nomination of Directors

The Board of Directors is comprised of a majority of independent directors and is responsible for, among other things, identifying new candidates for nomination to the Board.  The Board analyzes the needs of the Board when a vacancy arises and identifies and recommends candidates.  In order to encourage an objective nomination process, the Board may from time to time seek outside assistance.

Compensation

The Company does not have a compensation committee of the Board of Directors.  The Board as a whole is responsible for, among other things, making recommendations regarding appropriate compensation for the Company’s directors and executive officers. The process by which the Board determines executive compensation is set out under "Report of Executive Compensation".  Mr. Boone excuses himself from all discussions regarding executive compensation payable to the Chief Executive Officer.  There is no compensation payable to the directors in their capacity as directors.

Board Assessments

The Chair of the Board will provide oversight of the evaluation of the Board, and its committees. The Chair will receive comments from all directors and report to the Board, as needed. All directors are free to make suggestions on improvement of the Board’s practice at any time and are encouraged to do so.

The Chair of the Board will be responsible for reviewing, on an annual basis, the requisite skills and characteristics of prospective Board members as well as the composition of the Board as a whole.

Audit Committee

The Audit Committee is responsible for recommending the appointment of independent accountants; reviewing the arrangements for and scope of the audit by independent accountants; reviewing the independence of the independent accountants; considering the adequacy of the system of internal accounting controls and reviewing any proposed corrective actions; reviewing and monitoring the Company's policies relating to ethics and conflicts of interests; and discussing with management and the independent accountants the draft annual and quarterly financial statements and key accounting and/or reporting matters.

The Audit Committee is comprised of three directors, all of whom are independent directors: Ted Sharp (Chair), Richard Cheong and James R. Schjelderup.  All members of the Audit Committee must meet the “independence” tests under Multilateral Instrument 52-110. Each member of the Audit Committee is financially literate within the meaning of Multilateral Instrument 52-110. Mr. Wade will replace Mr. Schjelderup, upon his election, at the Company’s Annual Meeting.

The Company does not have any other committees.

MATTERS TO BE ACTED UPON AT THE MEETING

FINANCIAL STATEMENTS

The audited financial statements of the Company for the fiscal year ended August 31, 2006 and the report of the auditor thereof will be placed before the Meeting.  The audited financial statements and the report of the auditor were mailed to the shareholders upon request with the Notice of the Meeting and the Management Information Circular.  Additional copies may be obtained from the Secretary of the Company upon request and will be available at the Meeting.

VOTES NECESSARY TO PASS RESOLUTIONS

A simple majority of affirmative votes cast at the Meeting is required to pass the ordinary resolutions described herein.  If there are more nominees for election as directors or appointment of the Company's auditor than there are vacancies to fill, those nominees receiving the greatest number of votes will be elected or appointed, as the case may be, until all such vacancies have been filled.  If the number of nominees for election or appointment is equal to the number of vacancies to be filled all such nominees will be declared elected or appointed by acclamation.

NUMBER OF DIRECTORS

The size of the Board of Directors of the Company (the "Board") was determined at the last Annual General Meeting of the Company at 4.  The Board proposes that the number of directors remain at 4.  Shareholders will therefore be asked to approve an ordinary resolution that the number of directors elected be fixed at 4.

Unless otherwise directed, it is the intention of the Management Proxyholders to vote proxies in the accompanying form IN FAVOUR of the approval of the ordinary resolution fixing the number of directors at 4.

ELECTION OF DIRECTORS

The term of office of each of the current directors will end at the conclusion of the Meeting.  Unless the director's office is earlier vacated in accordance with the provisions of the Business Corporations Act  (British Columbia), each of the current director elected will hold office until the conclusion of the next annual general meeting of the Company, or if no director is then elected, until a successor is elected.

Management proposes to nominate the persons listed above for election as directors.  Management does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, it is the intention of the Management Proxyholders to vote for another nominee in their discretion unless the shareholder has specified in his or her proxy that his or her shares are to be withheld from voting in the election of directors.

It is the intention of the Management Proxyholders to vote proxies in the accompanying form IN FAVOUR of the proposed nominees for directors unless the shareholder has specified in his or her proxy that his or her shares are to be withheld from voting in the election of directors.

APPOINTMENT OF AUDITOR

Davidson & Company, Chartered Accountants, of 1270 – 609 Granville Street, Vancouver, British Columbia, will be nominated at the Meeting for reappointment as auditor of the Company at remuneration to be fixed by the directors.  Davidson & Company were first appointed as auditors for the Company on July 9, 1987.

During fiscal 2006 and 2005 the Company paid the following fees to Davidson & Company for audit services and non-audit services:

Audit Fees

Audit fees (in U.S. dollars) were approximately $131,389 for fiscal 2006 and $76,642 for fiscal 2005.  Such fees were for professional services rendered for the audits of the Company’s consolidated financial statements. There were no audit-related fees paid to the Company's auditors for fiscal 2006 or fiscal 2005.

Tax Fees

Fees for tax services (in U.S. dollars) paid to the Company's auditors were $2,000 (estimate) for fiscal 2006 and $1,605 for fiscal 2005.

All Other Fees

Other fees (in U.S. dollars) of $32,051 for fiscal 2006 and $16,300 for fiscal 2005 were paid to the Company's auditors.  Such fees for both periods were for professional services rendered for review of financial information included in the Company's quarterly reports on Form 10-Q and fees related to the completion of the Company’s registration of 500,000 common shares.

It is the intention of the Management Proxyholders to vote proxies in the accompanying form IN FAVOUR of the appointment of Davidson & Company, Chartered Accountants, as Auditors for the Company for the ensuing year at a remuneration to be fixed by the Directors, unless the shareholder has specified in his or her proxy that his or her shares are to be withheld from voting in the appointment of the auditor.

ACTS AND DEEDS OF DIRECTORS

Shareholders will be requested to confirm, ratify and approve all acts, deeds and things done by and the proceedings of the directors and officers of the Company on behalf of the Company during the preceding year.

Unless otherwise directed, it is the intention of the Management Proxyholders to vote proxies in the accompanying form IN FAVOUR of the approval of the resolution approving all acts, deeds and things done by and proceedings of the Directors and Officers of the Company on behalf of the Company during the preceding year.

STOCK SPLIT

Shareholders will be requested to approve a resolution authorizing the alteration of the outstanding capital of the Company through a three for two stock split.

By dividing the issued 1,584,859 common shares without par value, all of which are fully paid, on the basis of three (3) shares to be received for every two shares (2) held so that the number of common shares outstanding will be increased from 1,584,859 to 2,377,289.

Subsequent to shareholder approval of the stock split, the Company will announce a record date for the purposes of the stock split.  Shareholders of the Company will keep the share certificates they have and the Company will provide those shareholders of record with additional share certificates.

Unless otherwise directed, it is the intention of the Management Proxy holders to vote proxies in the accompanying form IN FAVOUR of the approval of a three for two stock split.

SHAREHOLDERS PROPOSALS

Any shareholder proposals to be considered for inclusion in the proxy materials for the next Annual General Meeting of the Company is to be received at the principal executive offices of the Company no later than November 26th, 2007.  The proposal can then be included in the management proxy circular and the proxy for the 2008 annual meeting.

Management of the Company knows of no other matters to come before the Meeting other than those referred to in the Notice of Meeting accompanying this Management Information Circular.  However, if any other matters properly come before the Meeting, it is the intention of the persons named in the form of proxy accompanying this Management Information Circular to vote the same in accordance with their best judgment of such matters.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on SEDAR at www.sedar.com or EDGAR at www.sec.gov.

Financial information on the Company is provided in the Company's comparative financial statements and management discussion and analysis for the most recently completed financial year ended August 31, 2006.  Copies of the Company's financial statements and management discussion and analysis may be obtained upon request from the Company, PO Box 1010, 32275 N.W. Hillcrest, North Plains, Oregon 97133.

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

DATED this January 22, 2007.

Donald M. Boone	Daniel R. McDonell
(signed) Donald M. Boone	(signed) Daniel R. McDonell
President/CEO/Treasurer	Chief Financial Officer

PROXY

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF Jewett-Cameron Trading Company Ltd. (“the Company”)

TO BE HELD AT Vancouver BC Friday March 9,  2007 at 10:00AM

The undersigned registered shareholder (“Registered Shareholder”) of the Company hereby appoints, Donald M. Boone, a Director of the Company, or failing this person, Ted Sharp, a Director of the Company, or in place of the foregoing ___________________ as proxy holder for an on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxy holder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Information Circular).  Please indicate your voting preference by marking an “X” in the space provided.

		For	Against
1	The resolution setting the board of directors at four
		For	Withhold
2	To elect as Director, Donald Boone
3	To elect as Director, Richard Cheong
4	To elect as Director, Jeff Wade
5	To elect as Director, Ted Sharp
		For	Withhold
6	To appoint Davidson & Company, Chartered Accountants, as auditor of the Company for the ensuing year at a remuneration to be fixed by the Directors.
		For	Against
7	To confirm, ratify and approve all acts, deeds and things done by and the proceedings of the Directors and Officers of the Company on behalf of the Company during the preceding year.

8	To approve the resolution authorizing the Company to split the Common Shares three shares held for every two held.

9	Upon any amendment to or variation of any matter identified in the Notice for the Meeting.

10	Upon any other matter that properly comes before the Meeting or any adjournment thereof.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said meeting.

Sign Here:	Date:

Printed Name:

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This Proxy is solicited by the Management of the Company.

2.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

 If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Computershare.

4.

A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.

A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)

appoint one of the management proxy holders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxy holders shown and do not complete the blank space provided for the appointment of an alternate proxy holder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxy holder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

OR

(b)

appoint another proxy holder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxy holder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxy holder. If no choice is specified, the proxy holder has discretionary authority to vote as the proxy holder sees fit.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxy holder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy holder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of Computershare no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Computershare Investor Services
Proxy Dept. 100 University Avenue 9th Floor
Toronto Ontario M5J 2Y1
Fax: Within North America: 1-866-249-7775 Outside North America: (416) 263-9524